LEASE AGREEMENT
                                 BY AND BETWEEN
                    415 NORTHERN BLVD. REALTY CORP., Landlord
                                       and
                          INMARK SERVICES, INC., Tenant



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                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

PREAMBLE ..............................................................1

LEASE PROVISIONS.......................................................2
         RENT     .....................................................2
         LATE CHARGES..................................................3
         OCCUPANCY.....................................................4
         ALTERATIONS...................................................4
         REPAIRS  .....................................................6
         WINDOW CLEANING...............................................9
         REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOAD...............9
         SUBORDINATION................................................11
         TENANT'S LIABILITY INSURANCE, PROPERTY LOSS, DAMAGE
                  INDEMNITY...........................................12
         DESTRUCTION, FIRE AND OTHER CASUALTY.........................13
         EMINENT DOMAIN...............................................16
         ASSIGNMENT, MORTGAGE, ETC....................................17
         UTILITIES, WATER, SEWER AND TAXES............................18
         ACCESS TO PREMISES...........................................20
         BANKRUPTCY...................................................23
         DEFAULT  ....................................................26
         REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION................28
         FEES AND EXPENSES............................................31
         NO REPRESENTATIONS BY LANDLORD...............................31
         END OF TERM..................................................35
         QUIET ENJOYMENT..............................................36
         FAILURE TO GIVE POSSESSION...................................36
         NO WAIVER....................................................37
         WAIVER OF TRIAL BY JURY......................................38
         INABILITY                  TO PERFORM........................38
         BILLS AND NOTICES............................................38
         CLEANING AND ALL INTERIOR MAINTENANCE........................39
         SECURITY ....................................................41
         CAPTIONS ....................................................43
         DEFINITIONS..................................................43
         NON-DISTURBANCE AGREEMENT....................................44
         GLASS    ....................................................44
         SUCCESSORS AND ASSIGNS.......................................44
         MISCELLANEOUS................................................45





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         AGREEMENT  OF LEASE (the  "Lease")  made as of this day of June , 1998, between 415 NORTHERN BLVD. REALTY CORP. located at 265 Great Neck Road, Great Neck, New York, party of the first part, hereinafter referred to as LANDLORD, and INMARK SERVICES, INC. located at 415 Northern Boulevard, Great Neck, New York, party of the second part, hereinafter referred to as TENANT.

                                    PREAMBLE
                                    --------

WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the first floor containing 5,428 square feet and the second floor containing 5,428 square feet and the entire basement or lower level floor (the "basement space") containing 5,850 square feet for a total of 16,706 square feet in the premises located at 415 Northern Boulevard, in the Village of Great Neck, Town of Hempstead, in the county of Nassau, State of New York, for the term ("Term") of ten (10) years (or until such earlier time as the Lease shall cease and expire as hereinafter provided) to commence on the 1st day of August, 1998, and to end on the 31st day of July, 2008, both dates inclusive, at an annual base rental rate of Two Hundred Ninety-One Thousand Nine Hundred and Four ($291,904.00) Dollars payable in equal monthly installments of Twenty-Four Thousand Three Hundred Twenty-five and 33/100 dollars ($24,325.33), payable on the first day of each month, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of the monthly base rent due at the time


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specified for payment, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except as otherwise provided for in the Lease.
         The  parties  hereto,  for  themselves,   their  heirs,   distributees,
executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

                                LEASE PROVISIONS
                                ----------------
RENT:
         1. (a) Initial Year. Tenant shall pay the base rent as above described and as hereinafter provided. This base rent payable at the commencement of the Lease shall be based upon the base annual rent of $21.50 per square foot, for each of the first and second floor, and base annual rent of $10.00 per square foot for the basement space.
                  (b) Years Two (2) through Ten (10). For years two (2) through ten (10) of the Lease, commencing with the anniversary of the Lease and for each year thereafter, the annual base rent shall be increased by 3.5% or the local Consumer Price Index, whichever is less, but such increase shall not be less than 3% or greater than 4%.
                  (c) Work Allowance. In consideration of Tenant entering into the Lease, Landlord hereby grants Tenant a work allowance of $150,000 to be credited towards Tenant's rent obligations in 24 monthly installments of $6,250 commencing with the first base rent payment due August 1, 1998.


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                  (d) Renewal Option.  Tenant shall have the option to renew the
Lease for two (2) additional five (5) year terms at an increased annual base rent consistent with the terms of Article 1(b). In the event Tenant exercises the first five (5) year option, Landlord shall give Tenant a work allowance of $3 per square foot for the first and second floor space and $1.25 per square foot for the basement space. In the event Tenant exercises the second five (5) year option, Landlord shall give Tenant an additional work allowance of $2 per square foot for the first and second floor space and $1.00 per square foot for the basement space. In the event Tenant exercises both five (5) year options at the same time, Landlord shall give Tenant a work allowance of $5.00 per square foot for the first and second floor space and $2.50 per square foot for the basement space. Such work allowance for renewal terms shall be credited towards Tenant's base rent payment obligations during the applicable renewal term(s) such that Tenant shall not be obligated to make base rent payments during a renewal term until the applicable work allowance credit has been credited.


LATE CHARGES:
                  2. If any payment of base rent or additional rent or any part of the same, shall not be received within ten (10) days after notice that the same was due and payable, Tenant shall be liable to pay Landlord interest on the unpaid sums at an annual rate of ten percent (10%) per annum.


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OCCUPANCY:
                  3. Tenant shall use and occupy Demised Premises for any lawful purpose except that Tenant shall not use the Demised Premises for retail purposes except to an immaterial extent.

ALTERATIONS:
                  4. Tenant shall make no structural changes in or to the Demised Premises of any nature without Landlord's prior written consent which shall not be unreasonably withheld. Landlord will respond within ten (10) days of submission to it of Tenant's plans and in the event Landlord does not consent to Tenant's request, it shall give detailed reasons for denial of consent, with the view that if Tenant can respond to or address Landlord's concerns, Landlord will approve Tenant's requests therefor. For the purposes of the Lease, to the extent Landlord conditions its approval of structural changes on Tenant removing such structural changes and/or restoring the Demised Premises to its condition prior to such structural changes at the expiration of the Term, Landlord's so conditioning its approval shall not be deemed to be "reasonable" unless such structural changes alter the Demised Premises (i) in a manner materially and fundamentally inconsistent with office or storage use, or (ii) so as to result in a material reduction of square footage in the Demised Premises. Subject to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements in or to the Demised Premises which are non-structural by using licensed contractors or


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mechanics.  All  fixtures  and all  panelling,  partitions,  railings  and  like installations, installed in the premises, either by Tenant or by Landlord on Tenant's behalf, shall, to the extent remaining at the expiration of the Term and any renewal terms (the "Lease Expiration") become the property of Landlord. Nothing in this article shall be construed to prevent Tenant's removal of trade fixtures, so long as the Demised Premises are left in vacant and broom-clean condition at the Lease Expiration. All property permitted or required to be removed by Tenant at the Lease Expiration and remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates as may be required by any governmental bodies and (upon completion of alteration) obtain certificates of final approval thereof and shall deliver copies of all such permits, approval and certificates to Landlord. Tenant further agrees to carry and will cause Tenant's contractors and
sub-contractors  to  carry  such  workman's  compensation,   general  liability,
personal and property damage insurance as Landlord may reasonably require. Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's liens upon the real property in which the Demised Premises are located for all work, labor and services to be performed and materials to be furnished in connection with such


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work,  signed by all contractors,  sub-contractors,  materialmen and laborers to become involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the Demised Premises, or the building of which the same forms a part, for work claimed to have been done for or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within sixty (60) days thereafter, at Tenant's expense or by the filing of bond in connection therewith.

REPAIRS:
                  5. Landlord shall maintain and repair all items ordinarily or customarily identified as capital items or expenditures including, without limitation, significant repairs or expenses relating to the replacement of the roof, HVAC system, elevator and exterior walls, and Landlord shall also maintain all structural elements of the Building and shall make all structural repairs. In addition, Landlord at its expense, shall maintain and repair the parking lot so as to ensure no less than 45 parking spaces and Landlord shall, at its expense, maintain the landscaping in a clean and kempt manner in at least comparable condition to similar buildings. Landlord shall allow Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and condition, at Tenant's own cost and expense, and shall cause the


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same to be covered by the insurance  provided for hereafter in Article 9. Tenant shall, throughout the term of the Lease, take good care of the Demised Premises and the fixtures and appurtenances therein and, at its sole cost and expense, make all non-structural repairs thereto (excluding HVAC, plumbing or electrical lines unless the work was performed by Tenant) as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the Demised Premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees (collectively, "Agents"), shall be repaired promptly by Tenant at its sole cost and expense, to the reasonable satisfaction of Landlord. Tenant shall also repair all damage to the building and the Demised Premises caused by the moving of Tenant's fixtures, furniture or equipment. Notwithstanding the foregoing, all damage or injury to the Demised Premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Landlord or its Agents, shall be repaired promptly by Landlord at its sole cost and expense, to the reasonable satisfaction of Tenant. Landlord shall also repair all


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damage  to the  building  and the  Demised  Premises  caused  by the  moving  of
Landlord's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class similar to the original work or construction. If Tenant fails within thirty (30) days' notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be paid by Landlord and shall be collectible as additional rent after rendition of a bill or statement therefor. If Landlord fails within thirty (30) days' notice to proceed with due diligence to make repairs required to be made by Landlord, the same may be made by Tenant at the expense of Landlord and the expenses thereof incurred by Tenant shall be paid by Landlord within ten (10) days after rendition of a bill or statement therefor. To the extent Tenant makes such payments on behalf of Landlord and Landlord does not pay the bill within ten
(10) days after rendition, Tenant shall be entitled to offset such payments against the base rent or additional rent amounts next due. If the Demised Premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord. Tenant shall give Landlord prompt written notice of any defective conditions in any plumbing, heating system or electrical lines located in, servicing or passing through the Demised Premises and following such notice and Landlord shall remedy the condition with due diligence at Landlord's expense unless the condition was caused by Tenant. Except as specifically


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provided in this  Article,  Article 10,  Article 19 or  elsewhere  in the Lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the Demised Premises or in and to the fixtures appurtenances or equipment thereof. The provisions of this Article 5 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 10 hereof.

WINDOW CLEANING:
                  6. Tenant, at its expense, shall be responsible to clean the interior of the windows and Landlord, at its expense, shall be responsible to clean the exterior of the windows.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOAD:
                  7. Landlord represents and warrants the Building is in compliance with all Laws (hereinafter defined). Upon commencement of the Term, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or


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any similar body which shall impose any  violation,  order of duty upon Landlord or Tenant with respect to the Demised Premises of the building (collectively, the "Laws") arising out of Tenant's particular use or particular occupancy thereof, except to the extent the Laws apply generally to office use in which event it shall be Landlord's obligation, at its expense, to comply. Prior to the commencement of the Term, and at all times thereafter, Landlord, at Landlord's sole cost and expense, shall promptly comply with all Laws applicable to the Building except to the extent this Article imposes the obligation upon Tenant. Either party, after securing the other party's satisfaction against all damage, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to the other party, may contest and appeal any Laws provided same is done with all reasonable promptness and provided such appeal shall not subject the other party to prosecution for a criminal offense or constitute a default beyond applicable grace and notice periods or cause the Demised Premises or any part thereof to be condemned or vacated. Neither party shall do or permit any act or thing to be done in or to the Demised Premises which is contrary to any Law, or which will invalidate or be in conflict with any public liability, fire or other policies of insurance at any time carried by or for the benefit of either party with respect to the Demised Premises or the building of which the Demised Premises form a part, or which shall or might subject either party to any liability or


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responsibility  to any person or for property  damage.  Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which Landlord will represent to Tenant in writing. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment if the floor load per square foot as represented to Tenant in writing is exceeded. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:
                  8. The Lease shall be subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such lease or the real property of which Demised Premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages so long as the parties to such documents enter into "non-disturbance" agreements with Tenant that guarantee to Tenant that for so long as Tenant is not in default beyond applicable grace and notice periods, Tenant's occupancy and quiet enjoyment of the Demised Premises shall not be disturbed, and is otherwise in accordance with the provision of Article 32 hereof. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may reasonably request.



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TENANT'S LIABILITY INSURANCE, PROPERTY LOSS, DAMAGE INDEMNITY:
                  9. Landlord agrees, at its expense, to maintain at all times, liability and fire and other all-risk casualty insurance in such amounts and in such forms and type of coverage as would be carried by a prudent Landlord insuring its building and all such insurance shall name Tenant as an additional insured. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, nor shall Landlord or its Agents be liable for any such damage caused by other persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work except in each case to the extent caused by the negligence of Landlord or its Agents. Tenant agrees, at Tenant's sole cost and expenses, to maintain general public liability insurance in standard form in favor of Landlord and Tenant naming Landlord as additional insured against claims for bodily injury or death or property damage occurring in or upon the Demised Premises, effective from the date Tenant enters into possession and during the term of the Lease. Such insurance shall be in the amount of THREE MILLION ($3,000,000.00) DOLLARS with carriers acceptable to the Landlord or its successors. Tenant's current insurance carrier shall be deemed acceptable to Landlord. Copies of such policy or policies or certificate thereof shall be delivered to the other party. Upon a party's default in obtaining


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or delivering any such policy or policies or failure to pay the charges therefor for any such policy or policies, the non-defaulting party shall have the right to obtain the applicable policy or policies and charge the other for the cost of same. Landlord and Tenant each agree to indemnify and save harmless the other from and against any and all liabilities, obligations, damages, penalties, claims, costs and expenses for which the other shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by a party or such party's Agents, of any covenant or condition of the Lease, or the carelessness, negligence or improper conduct of such party or such party's Agents. In case any action or proceeding is brought against a party by reason of any such claim, the negligent party, upon written notice from the non- negligent party, will, at the negligent party's expense, resist or defend such action or proceeding by counsel approved by the non-negligent party in writing, such approval not to be unreasonably withheld. Notwithstanding the foregoing, the parties agree, in good faith, to attempt to obtain mutual waivers of subrogation.

DESTRUCTION, FIRE AND OTHER CASUALTY:
                  10. (a) If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and the Lease shall continue in full force and effect except as hereinafter set forth.


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                           (b)  If the Demised Premises are partially damaged
or rendered partially unusable, i.e. less than 30% of the Demised Premises as measured on a square footage basis, by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord, and the base rent and any additional rent, until such repair shall be substantially completed, shall be apportioned from the date following the casualty according to the part of the premises which is usable, but such undertaking to make such repairs shall not impair Landlord's right to seek redress and/or reimbursement for such loss, costs, or expenses which gave rise to such repair. Such action for redress or reimbursement shall not be inconsistent with the other provisions of the Lease including, without limitation, any of Tenant's rights.
                           (c) If the Demised Premises are totally damaged or
rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the earlier of (x) 150 days, or (y) the date when the premises shall have been fully repaired and restored by Landlord, subject to Landlord's right to elect not to restore, the same as hereinafter provided.
                           (d)      If the Demised Premises are rendered wholly
unusable or (whether or not the Demised Premises are damaged in whole or in part) if the building shall be so damaged that the Landlord shall in good faith decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate the Lease by written notice to Tenant given within forty-five (45)


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days after such fire or casualty  specifying  a date for the  expiration  of the lease, which date shall not be more than thirty (30) days after the giving of such notice, and upon the date specified in such notice, the Lease shall expire as fully and completely as if such date were the date set forth above for the termination of the Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to either party's rights and remedies
against  the  other  under  the  lease   provisions  in  effect  prior  to  such
termination, and any base rent and additional rent owing shall be paid up to such date and any payments of base rent and additional rent made by Tenant which were on account of any period subsequent to such date, as well as any security plus interest earned thereon, shall be returned to Tenant.
                  Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. To the extent Landlord has not completed its repairs so that Tenant shall have full enjoyment and use of the Demised Premises within 150 days from the date of fire or other casualty, Tenant shall have the right to terminate the Lease and upon lease termination of the Lease, neither party shall have any obligation to the other except for those obligations expressly stated to survive the Lease Expiration.


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                  Notwithstanding the foregoing,  each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and Tenant agrees that Landlord will not be obligated to repair any damage thereto or replace the same except to the extent caused by Landlord's or its Agents' negligence. Any differences or disputes between Landlord and Tenant in respect to any matters in this article shall be summarily determined by submitting the same to the American Arbitration Association in New York City, New York. Both parties shall cooperate in expediting the hearing.

EMINENT DOMAIN:
                  11. If the whole or any part of the Demised Premises shall be acquired or condemned by Eminent Domain for any public or


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quasi public use or purpose, then and in that event, the term of the Lease shall cease and terminate from the date of title vesting in such proceeding. The parties agree to jointly pursue any claim against the applicable authorities, and the parties agree, in good faith, to allocate between them any award received.

ASSIGNMENT, MORTGAGE, ETC.:
                  12. Tenant,  for itself, its heirs,  distributees,  executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. If the Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default beyond applicable grace and notice periods by Tenant, collect rent from the assignee under-Tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-Tenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not, in any way, be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. Notwithstanding the foregoing, any sublet or assignment by Tenant to an entity controlling, controlled by or under common control of, Tenant or any transaction involving the merger or consolidation of Tenant or the transfer of stock of Tenant shall not be deemed an assignment or sublet transaction requiring the consent of Landlord.

UTILITIES, WATER, SEWER AND TAXES:
                  13.               (a)  Utility (Gas and Electric).  Tenant
                                         --------------------------
shall be responsible for all costs an expenses associated with utility usage supplied to the premises as periodically billed to the premises as well as additional assessments that may occur, from time to time, on bills to or usages by user of electricity. Tenant shall not have any obligation for capital expenses associated with the providing of utility usage to the premises. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations. The change at any time of the character of electric service shall in no way make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. Notwithstanding the foregoing, to the extent
Tenant does not have reasonable electric service as would be required by a normal office, Tenant shall from the third business day of such non-availability of reasonable electric service, abate base rent and additional rent.
                  (b) Water and Sewer. The Tenant shall be responsible for all water and sewer charges together with other rents, taxes, levies and charges which may be imposed upon the property related to water and sewer use other than capital charges associated with providing of water and sewer services to the Demised Premises. Tenant covenants and agrees to make all payments in a timely manner and shall pay the sewer rent, charge or any other tax, rent, levy or charge related to such water and sewer usage which now or hereafter is assessed, imposed or a lien upon the Demised Premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. In the event the Tenant does not pay these costs directly, the Landlord reserves the right to bill the Tenant for such usage cost and/or expense. The bill rendered by Landlord for any one or more of these items shall be payable by Tenant as additional rent. Landlord may install a water meter at Landlord's expense and thereby measure Tenant's water consumption for all purposes. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default beyond applicable grace and notice periods in making such payment Landlord may pay such charges and collect the same from Tenant.
                  (c) Real Estate Taxes. Tenant shall be responsible for the payment of one hundred (100%) percent of the increase in real estate taxes applicable to the tax parcel known as Section 2, Lot 209, Block 242 during the term of the Lease, which is in excess of the real estate taxes imposed for the base year 1998/1999.
                  If during the term of the Lease the present method of taxation or assessment shall be so changed that there shall be substituted, in whole or in part, for real estate taxes as set forth herein, a tax, the proceeds of which are applied wholly or partly in payment of all or a portion of the municipal and/or county obligations or services which are being paid or borne by the present method of taxation of the Town of North Hempstead, Village of Russell Gardens real estate, and Landlord is obligated to pay such tax as applied for such purpose or purposes, which is attributable to or results from Landlord's ownership of the land and building in which the Demised Premises are located or the value thereof and/or the rents derived therefrom, such tax shall be added to the amount of real estate taxes assessed against the land and building and shall be the responsibility of the Tenant provided, however, that there shall be an appropriate adjustment so as to account for the fact that Tenant is only obligated to pay taxes in excess of the base year 1998/99.

ACCESS TO PREMISES:
                  14. (a) Tenant shall have access to the premises no later than June 16, 1998. For each day after June 16, 1998 Tenant does not have access to the Demised Premises, there shall be a day for delay in the commencement of the base rent and other rent obligations from the intended August 1, 1998 rent commencement date. For illustration purposes, if Tenant is not granted access until June 30, 1998, base rent and any other rent obligations shall not commence until August 14, 1998, although Tenant will have been granted access from June 30, 1998.
                  (b) To the extent Tenant is not granted occupancy by August 1, 1998, the Tenant shall have the unilateral right to terminate the Lease upon written notice delivered to Landlord. Subject to the second to last sentence in this Article, Landlord or Landlord's Agents shall have the right(but shall not be obligated) to enter the Demised Premises in an emergency at any time, and, at other reasonable times upon notice, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the Demised Premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure (after applicable notice and grace period) to make repairs or perform any work which Tenant is obligated to perform under the Lease, or for the purpose of complying with Laws. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the Demised Premises and to erect new pipes and conduits therein provided there is no interference with Tenant's use and enjoyment of the Demised Premises and provided there is no reduction in the Demised Premises on account of Landlord's actions other than a de minimis reduction. Subject to the foregoing, Landlord may, during the progress of any work in the Demised Premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall Tenant be entitled to any abatement of rent (subject to the foregoing sentence) while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Landlord shall have the right, after notice, to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six (6) months of the term (or the last applicable renewal term if renewal options have been exercised) for the purpose of showing the same to prospective Tenants and may, during said six (6) months period, place under the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. In an emergency only, and only after having exercised reasonable efforts to contact Tenant's building manager, if Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, and such entry shall not render Landlord or Landlord's Agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the Demised Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on the Lease or Tenant's obligations hereunder.

BANKRUPTCY:
                  15. (a) If, at the date fixed as the commencement of the Term, or if at any time during the Term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within one hundred twenty (120) days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, the Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, the Lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the Term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in the Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others on behalf of Tenant. If the Lease shall be assigned in accordance with its terms, the provisions of this
Article 15 shall be applicable only to the party then owning Tenant's interest in the Lease.
                  (b) If, at the date fixed as the commencement of the Term, or if at any time during the Term hereby demised there shall be filed by or against Landlord in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within one hundred twenty (120) days thereof, Landlord fails to secure a dismissal thereof, or if Landlord make an assignment for the benefit of creditors or petition for or enter into an arrangement, the Lease, at the sole option of Tenant, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Landlord (but if any of such events occur prior to the commencement date, the Lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and

Tenant, in addition to the other rights and remedies Tenant shall be entitled to the return of any pre-paid has by virtue of any other provision herein or elsewhere in the Lease contained or by virtue of any statute or rule of law, Tenant rent, security deposit or moneys received by Landlord from Tenant or others on behalf of Tenant. If the Lease shall be assigned in accordance with its terms, the provisions of this Article 15 shall be applicable only to the party then owning Tenant's interest in the Lease.
                  (c) It is stipulated and agreed that in the event of the termination of the Lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of the Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of seven percent (7%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, Landlord having acted in good faith used reasonable efforts to re-let the premises, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part of the whole of the premises so re-let during the term of the re- letting.
                  (d) Notwithstanding any other provision herein to the contrary, the Tenant hereby warrants its solvency to the Landlord, as defined by State law.
                  (e) Notwithstanding any other provision herein to the contrary, the Tenant hereby warrants its solvency to the Landlord, as defined by State law.

DEFAULT:
                  16. (a) If (x) Tenant defaults in fulfilling any of the covenants of the Lease other than the covenants for the payment of base rent or additional rent or additional rent (as to which payments Tenant shall be limited to a ten day period to cure after notice); or (y) the Demised Premises are damaged by reason of negligence or carelessness of Tenant, or its Agents; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken or occupied by someone other than Tenant; or if the Tenant shall be in default under any other provisions of the Lease and the same is not cured within 30 days after written notice unless Tenant has commenced cure and is diligently pursuing completion of the cure in which event the 30 days shall be extended for as long as Tenant is diligently pursuing the curing of the alleged default; or (z) Tenant shall fail to move into or take possession of the premises within sixty (60) days after the commencement of the term of the Lease; then, in any one or more of such events, upon Landlord serving a written ten (10) days notice upon Tenant specifying the nature of said incurred default and upon the expiration of said ten (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten
(10) day period, and if Tenant shall not have diligently commenced curing such default within such ten (10) day period, and shall not thereafter with reasonable diligence and good faith proceed to remedy or cure such default, then Landlord may serve a written five (5) days notice of cancellation of the Lease upon Tenant, and upon the expiration of said five (5) days, the Lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the Lease Expiration and the term thereof and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable to Landlord as hereinafter provided.
                  (b) If Landlord defaults in fulfilling any of the covenants of the Lease for a period of ten business days after notice -- except in the event of an emergency in which case such notice period as is reasonable under the circumstances (which may include no notice) shall be the applicable notice period -- the Tenant may proceed to cure the default at Landlord's expense without incurring any liabilities. Further, if Landlord fails to reimburse Tenant within ten (10) days after notice then Tenant shall be entitled to deduct the cost of such cure from the next existing rent payment or rent payments due under the Lease.
                  (c) If the notices provided for in (a) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall default beyond the applicable grace and notice periods set forth above in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the Demised Premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupancy of Demised Premises and remove their effects and hold the premises as if the Lease had not been made, and Tenant hereby waives the service of notice of intention to reenter or to institute legal proceedings to that end. Notwithstanding the foregoing, Landlord shall not have the right to terminate for the non-payment of rent until after Landlord shall have commenced non-payment proceedings or similar judicial remedies against Tenant in three separate months (for three separate months of actual default) in a calendar year.

REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION:
                  17. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise; (a) the rent shall become due thereupon and be paid up to the time of such re entry, dispossess and/or expiration, together with such reasonable expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage and/or putting the Demised Premises in good order, or for preparing the same for re-rental; and/or (b) provided Landlord acts in good faith and exercises reasonable efforts to mitigate damages by re-renting the Demised Premises, Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term of the Lease and may grant concessions or free rent or charge a higher rental than that in the Lease; and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the Term of the Lease. The good faith failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. Notwithstanding the foregoing, Landlord shall not have the right to "accelerate" rent or receive liquidated damages until after Landlord shall have commenced non-payment proceedings or similar judicial remedies against Tenant in at least three separate months (for three separate months of actual default) in a calendar year.

In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in the Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the Demised Premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the Demised Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the Demised Premises, and the making of such alternations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises although Landlord shall be obligated to act in good faith in attempting to mitigate damages by re-letting the Demised Premises, or in the event that the Demised Premises are re-let, for failure to collect the rent thereof under such re- letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder.

                  Mention in the Lease of any particular remedy shall not preclude Landlord or Tenant, after expiration of all applicable grace and notice periods from any other remedy that it may be entitled to in law or in equity.

FEES AND EXPENSES:
                  18. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of the Lease, then, unless otherwise provided elsewhere in the Lease, Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, reasonable attorneys' fees incurred in connection with the Lease for services, including, but not limited, to efforts in instituting, prosecuting or defending any action or proceeding such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within thirty (30) days of rendition of any bill or statement to Tenant therefor.

NO REPRESENTATIONS BY LANDLORD:
                  19. (a) Except as set forth in the Lease, neither Landlord nor Landlord's Agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the Demised Premises, the expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of the Lease. Except as set forth in the Lease, Tenant has inspected the building and the Demised Premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.
                  (b) Notwithstanding the foregoing, Landlord represents and warrants the Building and associated land is in compliance with all applicable Laws. With respect to the parking lot, Landlord represents and warrants that it will repair, regrade, repave and restripe the parking lot to a condition reasonably acceptable to

Tenant, prior to commencement of the Term so to provide no less than 45 parking spaces. Landlord further agrees to hereafter maintain the parking lot in condition reasonably satisfactory to Tenant. Landlord further represents and warrants that it will repair the facade of the building to a condition reasonably acceptable to Tenant prior to commencement of the Term and hereafter Landlord further agrees to maintain the facade of the building in a condition reasonably acceptable to Tenant. Landlord also agrees that prior to commencement of the Term it will landscape the property to a condition reasonably acceptable to Tenant and hereafter Landlord further agrees to maintain the landscaping in a condition reasonably acceptable to Tenant.
                  To the extent either party breaches the obligations stated in this paragraph, or if the presence of any Hazardous Materials (hereinafter defined) in or about the Demised Premises caused or permitted by either party results in contamination of the premises, or if contamination of the Demised Premises by any Hazardous Materials otherwise occurs for which a party is legally liable, then such party shall indemnify the other party and its agents against all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, as may be applicable, diminution in value of the premises, damages arising from any adverse impact on marketing of space, moving and relocation costs and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the term as a result of such breach and/or contamination. This indemnification
includes  but  is  not  limited  to  costs  incurred  in  connection   with  any
investigation of side conditions and any clean-up, remedial, removal or restoration work required by any governmental or quasi-governmental authority because of any Hazardous Materials being present in the soil or ground water on or under the premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the premises caused or permitted by a party results in contamination of the premises, such party shall promptly take all actions at its sole expense as are necessary to return the premises to their condition existing prior to the introduction of such Hazardous Materials to the premises; provided that the other party's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the premises.
                  As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any governmental or quasi-governmental authority; such term includes but is not limited to any material or substance which is (a) petroleum, (b) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 USC Section 1317), (c) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 12 USC
Section 6901, et seq. (12 USC, Section 6903), or (d) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability

Act, 42 USC Section 9601, et seq. (42 USC, Section 9601). Notwithstanding the foregoing, routine quantities of items that may be deemed as Hazardous Materials or Hazardous Substances shall not be deemed as such if they are in such amounts and such quantities as would customarily be used in or stored in an office environment by a tenant similar to Tenant.
                  For the purpose of determining compliance with this article, each party hereby grants the other and its Agents the right to cause testing and/or examination of the premises to be made from time to time at the testing party's expense.
                  (C) Survival. This Article shall survive the expiration or earlier termination of the Lease.

END OF TERM:
                  20. Upon the Lease expiration or other termination of the Lease, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the Lease Expiration. If the last day of the term of the Lease or any renewal thereof, falls on Sunday, the Lease shall expire at noon on the Saturday immediately before (i.e., the day before) unless it is a legal holiday, in which case, it shall expire at noon on the preceding business day.


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



ENVIRONMENTAL:
                  21. Landlord represents and warrants that the Demised Premises presently comply with all Federal, State and environmental laws, rules and regulations and that there are no Hazardous Materials (hereinafter defined) in the Demised Premises and Landlord will not hereafter release or allow any of its Agents to release any Hazardous Materials onto the Demised Premises. Tenant represents and warrants it will keep the Demised Premises free from any Hazardous Materials except to the extent that any Hazardous Materials are hereafter brought onto the Demised Premises by Landlord or its Agents.

QUIET ENJOYMENT:
                  22. Landlord covenants and agrees with Tenant that upon Tenant paying base rent and additional rent on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of the Lease.

FAILURE TO GIVE POSSESSION:
                  23. If Landlord is unable to give possession of the Demised Premises on the date of the commencement of the term hereof by August 1, 1998, Tenant shall have the unilateral and sole right to terminate the Lease.


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



NO WAIVER:
                  24. The failure of either Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of the Lease shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of the Lease shall not be deemed a waiver of such breach and no provision of the Lease shall be deemed to have been waived by either Landlord or Tenant unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in the Lease provided. No act or thing done by Landlord or Landlord's Agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or Landlord's Agent shall have any power to accept the keys of said premises prior to the termination of the Lease and the delivery of keys to such agent or employee shall not operate as a termination of the lease or a surrender of the premises.


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



WAIVER OF TRIAL BY JURY:
                  25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO PERFORM:
                  26. The Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused except as otherwise expressly set forth in the Lease.

BILLS AND NOTICES:
                  27. Except as otherwise provided in the Lease, a bill, statement, notice or communication which either party may desire or be required to give to the other, shall be deemed sufficiently given or rendered if, in writing and delivered to the other party


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



personally or sent by registered or certified mail addressed to the party as follows:

                           Landlord:        415 Northern Blvd. Realty Corp.
                                            265 Great Neck Road
                                            Great Neck, New York

             With a copy to:                Stephen Gilbert, Esq.
                                            P.O. Box 340
                                            Morristown, New Jersey 07963-0340

                           Tenant:          Inmark Service, Inc.
                                            One Plaza Road
                                            Greenvale, New York 11548

             With a copy to:                Kronish, Lieb, Weiner & Hellman LLP
                                            1114 Avenue of the Americas
                                            New York, New York 10036-7798
                                            Attn: Mark S. Levenson, Esq.


The time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to the party and receipted for, if by hand or overnight courier, or three business days after mailing if sent by registered or certified mail.

                  28.                       INTENTIONALLY OMITTED.

CLEANING AND ALL INTERIOR MAINTENANCE:
                  29. (a) Tenant's Responsibility (Tenant's Expense). The Tenant shall be exclusively responsible for all costs and expense associated with cleaning and maintenance of the interior of the Demised Premises. Tenant shall at Tenant's expense, keep Demised Premises clean and in order, to the reasonable satisfaction of Landlord, and as all internal walkways and areas that would be entrances, lobbies, doorways and areas of ingress and egress, Tenant shall, at Tenant's own expense, make all repairs and replacements to such interior walkways, sidewalks and areas described and shall remove all rubbish from the interior of the Demised Premises and place this rubbish neatly in the dumpsters and garbage bins provided by Landlord.
                  (b)      Landlord's Responsibility (Landlord's Expense).  The
                           ----------------------------------------------
Landlord shall be exclusively responsible for all costs and expenses associated with cleaning and maintenance of the exterior of the Demised Premises and the grounds including, without limitation, exterior landscaping, maintenance and snow and ice removal. In addition, Landlord shall make provision for rubbish and ice removal service which shall periodically remove the rubbish from the premises at the Landlord's expense.
                  (c) Landlord's Responsibility (Removal of Existing Sign). Prior to the commencement of the Lease, the Landlord has agreed, at Landlord's expense, to remove the existing signage currently visible at the premises, and, in any location where the removal of the signage requires repair and maintenance to the brick at the facade of the premises, the Landlord shall be responsible for these repairs and shall make such repairs to the reasonable satisfaction of Tenant.

SECURITY:
                  30. Tenant agrees to deposit with Landlord, within one business day of Tenant having been satisfied that all of Landlord's pre-lease commencement obligations including, without limitation, the obligations of Landlord under Articles 19, 29 and 36 of the Lease, have been satisfied to Tenant's reasonable satisfaction, for the entire duration of the Lease, an amount equal to two (2) months' base rent as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease, which security, at Tenant's option, shall be either (x) by check, or
(y) letter of credit; it is agreed that in the event Tenant defaults beyond applicable grace and notice periods, in respect of any of the terms, provisions and conditions of the Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default beyond applicable grace and notice periods, or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default beyond applicable grace and notice periods in respect of any of the terms, covenants and conditions of the Lease, including but not limited to, any damages or deficiency in the re-letting of the premises in accordance with the applicable provisions of the Lease, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that

Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of the Lease, the security, together with interest earned thereon, shall be promptly returned to Tenant after the Lease Expiration and after delivery of entire possession of the Demised Premises to Landlord. To the extent any of the security has been applied by Landlord, then the remainder of the security plus interest earned therein will be promptly returned to Tenant after the Lease Expiration and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the land and building or leasing of the building, Landlord shall have the right to transfer the security to the vendee or lessee and, upon written acknowledgement and assumption by the assignee, Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Landlord agrees to deposit the security in an interest bearing or money market account at a nationally recognized banking institution.

CAPTIONS:
                  31. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of the Lease nor the intent of any provision thereof.

DEFINITIONS:
                  32. The term "Landlord" as used in the Lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the Demised Premises form a part, so that in the event of any sale or sales of said land, and building or of said lease, or in the event of a lease of said building, or of the land and building and the written assumption by the successor Landlord, existing Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder arising after the date of such sale, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in the Lease are not restricted to their technical legal meaning. The


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



term "business days" as used in the Lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays.

NON-DISTURBANCE AGREEMENT:
                  33. Notwithstanding Article 8 hereof, Landlord agrees that it will use all reasonable efforts to cause any existing mortgagee to enter into a Non-Disturbance Agreement with Tenant in form reasonably acceptable to Tenant. Landlord agrees that it will use best efforts to cause any future mortgagee to enter into a Non- Disturbance Agreement with Tenant in form reasonably acceptable to Tenant.

GLASS:
                  34. Landlord shall replace, at its expense, any and all plate and other large glass damaged or broken from any cause whatsoever in and about the Demised Premises. Tenant shall replace at its expense all small glass panels damaged or broken from any cause whatsoever in or about the premises. Landlord may insure, and keep insured, all plate and other glass in the Demised Premises for and in the name of Landlord.

SUCCESSORS AND ASSIGNS:
                  35. The covenants, conditions and agreements contained in the Lease shall bind and insure to the benefit of Landlord and

Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in the Lease, their assigns.

MISCELLANEOUS:
                  36. (a) Option to Purchase. In the event Landlord desires to sell the building, Tenant shall be given the right of first refusal. In connection therewith, Landlord shall promptly provide the Tenant with a copy of an independent bona fide offer from a prospective purchaser. The offer shall be subject to the Tenant's rights herein granted. Tenant shall have thirty (30) days within which to exercise this option, in which event, the Tenant shall provide to Landlord written confirmation of its intention to purchase the property. If Tenant fails to exercise this option within thirty (30) days Tenant's receipt of Landlord's notice along with a copy of the independent bona fide offer, then such option shall expire unexercised without further right. To the extent Tenant declines and thereafter Landlord enters into a Contract with a independent bona fide prospective purchaser at a price or consideration less than what is provided for in the bona fide offer presented to Tenant, Tenant shall have the right thereafter to match such lower or revised offer.
                  (b) Parking Lot. Landlord shall repave and restripe the parking lot to permit the maximum amount of parking spaces, which is estimated to be between forty-five (45) and fifty (50) spaces.

                  (c) Reimbursement for Renovation. Landlord has agreed to credit/reimburse Tenant as a work allowance the amount of $150,000.00 which shall be paid by Tenant ratably over a period of twenty-four (24) months commencing with the base rent payment due on August 1, 1998.
                  (d) Brokerage. Landlord and Tenant each warrant and represent to the other that it has dealt with no broker or finder with respect to the lease of the Demised Premises other than American Corporate Real Estate (hereinafter referred to as "American") and Majestic Property Affiliate, Inc. (hereinafter referred to as "Majestic"). Landlord and Tenant agree to indemnify and hold the other harmless from and against any and all loss, cost, claim, liability, damage and expense (including, without limitation, reasonable attorneys' fees) which the indemnified party may incur or sustain in connection with any claim by any broker or finder other than American or Majestic which may be asserted against the indemnified party as a result of any conversations, correspondence or other dealings between the indemnifying party and such broker or finder relating to the Subleased Demised Premises. At or prior to execution of the Lease, Landlord shall pay the commission to American and Majestic in accordance with a separate agreement between Landlord and American and Landlord and Majestic.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively
signed and sealed the Lease as of the day and year first above written.
Witness for Landlord:                       415 NORTHERN BLVD. REALTY CORP.:


                                             BY:
                                             HILBERT ESHAGHPOUR, President


Witness for Tenant:                          INMARK SERVICES, INC.


                                             BY: